                                 EXHIBIT 24



                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert P. Peck and Thomas D. Henrion, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all post-effective amendments to the Registration Statement of KFC National Purchasing Cooperative, Inc. (the "Cooperative") (File No. 33-56982), and the Annual Report on Form 10-K of the Cooperative for the fiscal year ended October 31, 1995, and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Name                                               Title                             Date
----                                               -----                             ----
 /s/ William E. Allen                              Director,                            12/8/95
-------------------------                          Secretary                         ---------------
William E. Allen


                                                   Director
-------------------------                                                            ---------------
Charles Buckner


 /s/ Darrell M. Dunafon                            Director                              12/8/95
-------------------------                                                            ---------------
Darrell M. Dunafon


 /s/ Ronald Giles                                  Director                              12/8/95
-------------------------                                                            ---------------
Ronald Giles


-------------------------                          Director,                         ---------------
Leon W. Harman                                     Vice Chairman


 /s/ Thomas D. Henrion                             Director,                             12/8/95
-------------------------                          President,                        --------------
Thomas D. Henrion                                  Chief Executive
                                                   Officer



-------------------------                          Director                          ---------------
Edward J. Henriquez, Jr.



 /s/ William V. Holden                             Vice President,                       12/8/95
-------------------------                          Chief Financial Officer           ---------------
William V. Holden                                  (Principal Accounting Officer)
                                                   (Principal Financial Officer)



 /s/ Paul A. Houston                               Director                              12/8/95
-------------------------                                                            ---------------
Paul A. Houston


 /s/ John Marsella                                 Director                              12/8/95
-------------------------                                                            ---------------
John Marsella


 /s/ Grover G. Moss                                Director                              12/8/95
-------------------------                                                            ---------------
Grover G. Moss


 /s/ David G. Neal                                 Director,                             12/8/95
-------------------------                          Treasurer                         ---------------
David G. Neal



 /s/ Robert P. Peck                                Director,                             12/8/95
-------------------------                          Chairman                          ---------------
Robert P. Peck


 /s/ Edward W. Rhawn                               Director                              12/8/95
-------------------------                                                            ---------------
Edward W. Rhawn


 /s/ Jack M. Richards                              Director                              12/8/95
-------------------------                                                            ---------------
Jack M. Richards


 /s/ James B. Royster                              Director                              12/8/95
-------------------------                                                            ---------------
James B. Royster


 /s/ Calvin G. White                               Director                              12/8/95
-------------------------                                                            ---------------
Calvin G. White

 /s/ Ronald J. Young                               Director                              12/8/95
-------------------------                                                            ---------------
Ronald J. Young





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